RiverNorth Marketplace Lending Corporation

June 5, 2019

Supplement to the Fund’s Prospectus and Statement of Additional Information, each dated October 29, 2018, as supplemented from time to time

Effective as of June 7, 2019, RiverNorth Marketplace Lending Corporation (the “Fund”) will cease to continuously offer shares of its common stock, par value $0.0001 (the “Common Shares”), in connection with the listing of such Common Shares on the New York Stock Exchange (the “NYSE”) under the ticker symbol “RSF.” Accordingly, as of such date, the Common Shares will no longer be available for purchase through Quasar Distributors, LLC or the Fund. The Fund expects its Common Shares to begin trading on the NYSE on or about June 12, 2019, after which event the Common Shares may be purchased and sold in the secondary market. The Fund will retain its fundamental policy to conduct quarterly repurchase offers (subject to the conditions described in the Prospectus) for at least 5% and up to 25% of the outstanding Common Shares at net asset value (“NAV”).

The listing of the Common Shares on the NYSE is expected to increase investor liquidity. As is often the case with common shares of closed-end management investment companies traded on a securities exchange, the Fund’s Common Shares may frequently trade at a discount to NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV per Common Share could decrease as a result of its investment activities. The market price of the Common Shares will be affected by factors such as the Fund’s NAV, dividend and distribution levels and their stability, supply of and demand for the Common Shares in the market, trading volume of the Common Shares, general market, interest rate and economic conditions, and other factors beyond the Fund’s control.

Also, effective June 10, 2019, holders of fractional Common Shares of the Fund will have their fractional shares involuntarily redeemed by the Fund. Proceeds from the fractional share redemption will be sent to the shareholder whose information is on file with the Fund’s transfer agent.

The Fund’s Board of Directors has also approved changes to the Fund’s Distribution Plan and Dividend Reinvestment Plan (the “DRP”).

Beginning in July 2019, the Fund will adopt a level-distribution plan (“LDP”) whereby the Fund will make monthly (rather than quarterly) distributions to its common shareholders at an annual minimum fixed rate of 10% based on the NAV of the Fund’s Common Shares as of the last business day of the Fund’s fiscal year, which is June 30. The first distribution pursuant to the LDP will take place at the end of July 2019. The purpose of the LDP is to provide shareholders with a predictable fixed minimum rate of distribution. Management believes the LDP may have the effect of narrowing or eliminating the share price discount to NAV, if any, at which the Fund’s shares trade, although there can be no assurance in this regard. While the goal of the LDP is to set a minimum distribution rate, it does entail some risks. The distribution rate of 10% may exceed the Fund’s net investment income and, as a result, distributions could include return of shareholder capital. A return of capital should not be considered by shareholders as yield or total return on their investment in the Fund and, as such, shareholders should not assume that all distributions under the LDP are reflective of the Fund’s investment performance. In addition, any such returns of capital will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Also effective with the Fund’s listing on the NYSE, the Fund’s DRP will be amended to permit DST Systems, Inc. (the “Administrator”) to purchase the Fund’s Common Shares in the secondary market under certain circumstances. After the Common Shares are listed on the NYSE, whenever the Fund declares a dividend payable in cash on such Common Shares, non-participants in the DRP will receive cash and participants in the DRP will receive the equivalent in additional Common Shares. The shares will be acquired by the Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchasing outstanding shares on the open market on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Administrator will invest the dividend amount in shares acquired in open-market purchases. In the event of a market discount on the payment date for any dividend, the Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRP provides that if the Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.